UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                   811-03235

                          FMI Common Stock Fund, Inc.
                          ---------------------------

               (Exact name of registrant as specified in charter)

                           100 East Wisconsin Avenue
                              Milwaukee, WI  53202
                              --------------------

              (Address of principal executive offices) (Zip code)

                                 Ted D. Kellner
                           Fiduciary Management, Inc.
                           100 East Wisconsin Avenue
                              Milwaukee, WI  53202
                              --------------------
                            (Name and address of agent for service)

                                 (414) 226-4555
                                 --------------

              Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: 03/31/2004

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                               SEMIANNUAL REPORT
                                 MARCH 31, 2004

                                      FMI
                                  Common Stock
                                   Fund, Inc.

                                   A NO-LOAD
                                  MUTUAL FUND

                                      FMI
                                  Common Stock
                                   Fund, Inc.

                                                                  March 31, 2004

Dear Fellow Shareholders,

  The FMI Common Stock Fund gained 4.0%*<F1> in the first quarter, slightly underperforming the 6.3% return for the Russell 2000. The quarter played out in two parts, a first half rally dominated by consumer growth stocks followed by a decline and corresponding outperformance by more value-oriented issues. Midway through the quarter, investors seemed to question expected growth rates and valuations. Additional factors in this reversal were escalating terrorist activities, worse than expected employment numbers, the recognition of decelerating earnings growth in the back half of 2004, and the heating up of election year politics. To punctuate the seesaw nature of this market, it rallied again right at the end of the quarter and into early April, apparently in response to a better than expected March employment figure and an Institute for Supply Management (ISM) number of 62.5, which indicates stronger manufacturing activity.

  In spite of some healthier economic news, we maintain our belief that overall stock market valuations remain too high relative to the long-term growth prospects for equities in general. We do not see fundamental growth rates over the next five years being above average. Areas of worry include poor consumer and government balance sheets, nascent inflation rumblings and a lack of meaningful job growth. In next quarter's letter, we will discuss these issues in more detail.

  Our research department spends the great majority of its time analyzing individual securities and more specifically, their long-term fundamental prospects. Along with this bottom-up focus, we are also cognizant and careful about the Fund's industry and economic sector exposure. We have never "managed to an index." We will, however, tilt our research effort toward the sectors that appear to have more value, while moving away from areas that look overvalued. Over the past five to six years, we have been underweighted in technology. That hurt the Fund's relative performance in the late 1990's as well as during 2003. It was, of course, a big positive factor in the 2000-2002 time frame. We continue to believe that broadly speaking, technology remains overvalued and unattractive. The Fund's technology weighting is approximately 8%, versus the Russell 2000's 20%. Our technology exposure continues to be in "downstream" ideas, i.e. users of technology rather than inventors of technology.

  Financial Services is another sector where the portfolio has been intentionally underweighted in recent years. We believe the very favorable conditions that have existed for this group are, or will be, disappearing. The laundry list of difficulties this sector faces includes: excess capacity (mutual funds, banking, finance), an over levered consumer, an inflated housing market, credit derivatives, hedge fund accidents, and an unfavorable interest rate environment. The Fund's Financial Sector exposure is approximately 9%, all in niche insurance stocks, compared to 21% for the Russell 2000. By way of comparison, the Russell 2000's financial weighting fifteen years ago was 12%.

  As a check on our sanity, we theorize that sector weightings, in a broad stock market index, should roughly match their commensurate percentage of the gross domestic product (GDP) or the real economy over time. Any weighting in excess of its position in the real economy suggests a growth premium. According to the Bureau of Economic Analysis, technology related industries are approximately 9% of GDP (see chart). Other studies suggest it is even smaller. Similarly financial services look to be approximately 15% of the real economy, yet over 20% of the index.

  RATIO: REAL EQUIPMENT AND SOFTWARE TO REAL GDP

  Mar-90                0.05060
  Jun-90                0.04930
  Sep-90                0.04985
  Dec-90                0.04991
  Mar-91                0.04877
  Jun-91                0.04839
  Sep-91                0.04894
  Dec-91                0.04876
  Mar-92                0.04820
  Jun-92                0.05041
  Sep-92                0.05116
  Dec-92                0.05248
  Mar-93                0.05339
  Jun-93                0.05510
  Sep-93                0.05555
  Dec-93                0.05757
  Mar-94                0.05860
  Jun-94                0.05831
  Sep-94                0.05947
  Dec-94                0.06209
  Mar-95                0.06478
  Jun-95                0.06482
  Sep-95                0.06472
  Dec-95                0.06620
  Mar-96                0.06752
  Jun-96                0.06849
  Sep-96                0.07068
  Dec-96                0.07118
  Mar-97                0.07284
  Jun-97                0.07440
  Sep-97                0.07756
  Dec-97                0.07765
  Mar-98                0.08026
  Jun-98                0.08197
  Sep-98                0.08233
  Dec-98                0.08429
  Mar-99                0.08617
  Jun-99                0.08874
  Sep-99                0.09076
  Dec-99                0.08916
  Mar-00                0.09249
  Jun-00                0.09403
  Sep-00                0.09409
  Dec-00                0.09378
  Mar-01                0.09287
  Jun-01                0.08895
  Sep-01                0.08637
  Dec-01                0.08504
  Mar-02                0.08402
  Jun-02                0.08388
  Sep-02                0.08395
  Dec-02                0.08404
  Mar-03                0.08374
  Jun-03                0.08472
  Sep-03                0.08650
  Dec-03                0.08865

  Source: Bureau of Economic Analysis

*<F1> The Fund's one year and annualized five and ten year returns through March 31, 2004 were 36.53%, 14.04% and 13.38%, respectively.

  Our relatively light exposure to technology and financials will be a sizeable factor in whether or not the Fund outperforms the benchmark over the next few years. Our contrarian bent and a sober look at the fundamentals of these two groups gives us the confidence to stick with this position.

  As is our custom for the March 31 letter, we highlight a few of your holdings.

                                 RUDDICK CORP.

Description
-----------

  Ruddick Corp. is a holding company that is engaged in two businesses, Harris Teeter and American & Efird (A&E). Harris Teeter, which is Ruddick's primary business, operates a regional chain of 140 higher-end supermarkets that are located in six southeastern states but with a heavy concentration in North Carolina (about 80% of the stores). Harris Teeter accounted for 89% of sales and 87% of operating profit in fiscal 2003. American & Efird, which accounted for the remaining 11% of sales and 13% of operating profit, manufactures and distributes industrial and consumer sewing thread.

Good Business
-------------

  o While not immune to the threat of competition from Wal-Mart and other supermarkets, Harris Teeter caters to a higher demographic and emphasizes broader selection, higher quality products and service, and faster check out.

  o Food is a consumable basic necessity, which results in strong recurring revenue, and the products have low price points.

  o   This is an easy business to understand.

  o   The return on invested capital is 9% and we believe it can get to 11%.

  o   The Company has solid finances.

Valuation
---------

  o At 13.2x trailing earnings, the stock trades at the low end of its historical absolute and relative valuation ranges.

  o The stock trades at a price/sales multiple of 0.29x, which places it at the mid-point of its ten-year range of 0.24-0.35x.

Management
----------

  o Thomas Dickson has been President and Chief Executive Officer since February 1997. His compensation is tied in part to improvements in return on equity (ROE).

  o Compensation is modest, and the overhang and dilution from options is minimal.

  o Employees own about 18% of the stock through the Employee Stock Ownership Plan (ESOP). Directors and Executive Officers as a group own over 10% of the stock, with the vast majority owned outright (i.e., ex options). Therefore, total inside ownership approximates 30%, thereby aligning the Company's interests with those of the public shareholders.

  o Ruddick's decision to continue to own A&E is questionable and may serve as a distraction to management going forward.

Investment Thesis
-----------------

  Ruddick increases our exposure to consumer staples, a defensive move in light of current valuations in the stock market and the state of the consumer. The stock should be supported by steady, albeit modest, earnings growth and a 2.1% dividend yield.

                            WERNER ENTERPRISES, INC.

Description
-----------

  Omaha-based Werner Enterprises, Inc. is a leading truckload (TL) carrier in the United States, Mexico and Canada. The Company was founded by C.L. Werner in 1956 with one truck and has grown to be the third largest publicly held TL carrier domestically. The Company operates a fleet of roughly 8,000 power units and 13 terminals in the United States. Of the total tractors, approximately 87% are company-owned with the balance being owner-operators. The principal types of freight transported include consumer products, retail store merchandise, food and paper products, beverages, industrial products and building materials.

Good Business
-------------

  o Werner's business model is fairly predictable. The Company is well diversified from a customer and industry standpoint and has a very good track record of revenue growth.

  o Werner is one of the higher-quality franchises in an industry with increasing barriers-to-entry. With larger companies looking to outsource more of their transportation, there is a great reliance on transportation partners such as Werner that can meet service requirements.

  o Return on invested capital (ROIC) is acceptable, but more importantly, is improving. As the Company has focused its attention on productivity, returns have increased from 7% to over 9%. ROIC should be over 10% next year.

  o   The investment provides exposure to an economic upturn.

  o Werner has an excellent balance sheet and valuable assets. The Company has over $1.00 per share in cash and the youngest fleet age in the industry.

Valuation
---------

  Shares currently trade at approximately 5.0x next year's estimated earnings before interest, taxes, depreciation and amortization (EBITDA) and 0.85x revenues. This is on the lower-end of historic valuations. Over the past 5 years, Werner has traded on average at 5.6x EBITDA and between 1.1x and 0.6x revenues.

Management
----------

  Clarence L. (C.L.) Werner is Chairman of the Board and Chief Executive Officer. He beneficially owns about 28% of the outstanding shares. C.L. has three sons that are also involved in managing Werner, including Gary, Vice Chairman; Curtis, Vice Chairman-Corporate Development; and Greg, President and Chief Operating Officer. These gentlemen make up four of the nine members of the Company's Board of Directors.

Investment Thesis
-----------------

  Werner Enterprises provides exposure to a cyclical economic upturn at a reasonable valuation. Currently, this is difficult to find in the overall market. Additionally, the Company's focus on profitability rather than growth should result in valuation expansion over the intermediate term.

                             UNITED STATIONERS INC.

Description
-----------

  With annual sales of approximately $3.8 billion, United Stationers is the leading broad line wholesaler of office products in North America. The Company supplies over 40,000 items, roughly half of which are "technology" products like printer cartridges, to nearly 15,000 resellers and delivers these products within 24 hours. Its primary customer base is the independent office supplies dealer, but they also serve supermarkets, drugstores and "big box" office supply stores such as Staples (who is also a competitor).

Good Business
-------------

  o The Company is a leader in its niche and has only a fraction of the $75 billion industry.

  o While there is white-collar employment sensitivity to the business, revenues are largely recurring in nature. Most of the products are consumed.

  o The barriers to entry are high due to logistics, software, and service requirements.

  o The ROIC has averaged 10-15% since the mid-1990's. It is currently on the low end of that range due to weak employment trends.

  o Capital expenditure (CAPEX) requirements are modest and the Company generates very solid cash flow.

  o   United Stationers has a solid balance sheet.

Valuation
---------

  o The price to earnings (P/E) ratio has generally ranged from 9 to 20 and is currently 13.

  o The enterprise value to EBITDA ratio is currently 7.3x 2004's estimate. The long-term range is 6-9.

  o The price-to-free cash flow multiple is 11 versus the long-term range of 6-20.

Management
----------

  o Dick Gochnauer, Chief Executive Officer, joined the Company in July of 2002 and has significantly and positively changed the culture of the firm. Previously, United did not have a good grasp of their costs or profitability of accounts. We believe the Company can continue to reduce expenses, while modestly growing revenues. Prior to United, Gochnauer was Chief Operating Officer of Golden State Foods and Executive Vice President of Dial Corp. He was also the President of Stella Cheese, at the time a division of Universal Foods.

  o Kathy Dvorak, Chief Financial Officer, has been with the Company since 1982 and in her current position since 2001. She appears to be very hard working, diligent and committed to delivering results.

Investment Thesis
-----------------

  United Stationers faces long-term pressure on gross margins, not unlike other distribution companies, but steady to rising operating margins due to further reorganizing and optimizing of the cost structure. We believe the Company can gain 100 basis points of margin ($1.00 per share pretax) over the next three years and perhaps more if white-collar employment advances. Strong free cash flow provides an opportunity for share repurchases or tuck-in acquisitions. The P/E multiple should expand modestly, perhaps to 15-16 in a steady overall stock market environment.

  Thank you very much for your continued support of FMI Common Stock Fund, Inc.

  Sincerely,

  /s/Ted D. Kellner         /s/Donald S. Wilson         /s/Patrick J. English

  Ted D. Kellner, CFA       Donald S. Wilson, CFA       Patrick J. English, CFA
  President and             Vice President              Vice President and
  Portfolio Manager                                     Portfolio Manager

          100 E. Wisconsin Ave. o Milwaukee, WI  53202 o 414-226-4555
                              www.fiduciarymgt.com

FMI Common Stock Fund, Inc.
STATEMENT OF NET ASSETS
March 31, 2004 (Unaudited)

  SHARES                                                COST          VALUE
  ------                                                ----          -----

COMMON STOCKS -- 86.6% (A)<F3>

COMMERCIAL SERVICES SECTOR -- 11.0%
-----------------------------------

             BUSINESS SERVICES -- 7.1%
    388,000  ABM Industries Inc.                   $  6,127,049   $  6,964,600
    306,000  G & K Services, Inc.                     9,714,296     11,389,320
    354,000  Watson Wyatt &
               Company Holdings*<F2>                  8,272,352      8,934,960
                                                   ------------   ------------
                                                     24,113,697     27,288,880

             INDUSTRIAL SERVICES -- 3.9%
    550,000  Republic Services, Inc.                 11,478,317     14,888,500

CONSUMER DISCRETIONARY SECTOR -- 22.8%
--------------------------------------

             ADVERTISING SERVICES -- 2.2%
    284,000  Valassis
               Communications, Inc.*<F2>              7,899,798      8,633,600

             CONSUMER DURABLES -- 3.3%
    226,000  Snap-on Inc.                             6,777,277      7,308,840
    155,200  Superior Industries
               International, Inc.                    5,552,269      5,500,288
                                                   ------------   ------------
                                                     12,329,546     12,809,128

             PUBLISHING-MISCELLANEOUS -- 3.7%
    320,000  ProQuest Co.*<F2>                        8,591,135      9,334,400
    183,000  Scholastic Corp.*<F2>                    6,427,511      4,986,750
                                                   ------------   ------------
                                                     15,018,646     14,321,150

             RESTAURANTS -- 2.6%
    399,000  Darden Restaurants, Inc.                 8,383,628      9,891,210

             RETAIL TRADE -- 5.2%
    551,200  Casey's General
               Stores, Inc.                           6,804,096      9,149,920
    145,000  Michaels Stores, Inc.                    6,357,359      7,049,900
    181,800  Ruddick Corp.                            3,454,524      3,679,632
                                                   ------------   ------------
                                                     16,615,979     19,879,452

             TEXTILE-APPAREL MANUFACTURERS -- 5.8%
    345,000  Liz Claiborne, Inc.                     10,636,791     12,658,050
    648,000  Paxar Corp.*<F2>                         8,438,458      9,558,000
                                                   ------------   ------------
                                                     19,075,249     22,216,050

CONSUMER STAPLES SECTOR -- 1.6%
-------------------------------

             FOODS & BEVERAGES -- 1.6%
    152,000  Lancaster Colony Corp.                   6,025,170      6,140,800

DISTRIBUTION SECTOR -- 4.7%
---------------------------

             EDUCATION SERVICES -- 0.9%
     97,900  School Specialty, Inc.*<F2>              3,548,975      3,482,303

             OFFICE PRODUCTS -- 0.8%
     72,300  United Stationers Inc.*<F2>              2,912,697      3,043,830

             TECHNOLOGY COMPONENTS -- 3.0%
    445,800  Arrow
               Electronics, Inc.*<F2>                 7,226,317     11,350,068

ENERGY SECTOR -- 6.2%
---------------------

             MACHINE OILWELL EQUIPMENT -- 1.4%
    287,400  Varco
               International, Inc.*<F2>               5,564,916      5,176,074

             OIL & GAS PRODUCERS -- 4.8%
    233,000  Newfield
               Exploration Co.*<F2>                   9,790,020     11,167,690
    147,000  Stone Energy Corp.*<F2>                  5,548,981      7,270,620
                                                   ------------   ------------
                                                     15,339,001     18,438,310

FINANCIAL SERVICES SECTOR -- 8.5%
---------------------------------

             LIFE INSURANCE -- 2.9%
    301,000  Protective Life Corp.                    9,296,471     11,272,450

             MULTI-LINE INSURANCE -- 5.6%
    235,000  Delphi Financial
               Group, Inc.                            6,815,112      9,874,700
    465,000  Old Republic
               International Corp.                    8,942,810     11,420,400
                                                   ------------   ------------
                                                     15,757,922     21,295,100

HEALTHCARE SECTOR -- 8.4%
-------------------------

             DENTAL -- 4.2%
    165,000  DENTSPLY
               International Inc.                     5,874,465      7,314,450
    323,000  Sybron Dental
               Specialties, Inc.*<F2>                 6,735,508      8,801,750
                                                   ------------   ------------
                                                     12,609,973     16,116,200

             HEALTHCARE SERVICES -- 4.2%
    247,000  Covance Inc.*<F2>                        4,690,384      8,506,680
    170,000  Renal Care Group, Inc.*<F2>              5,374,475      7,779,200
                                                   ------------   ------------
                                                     10,064,859     16,285,880

MATERIALS & PROCESSING SECTOR -- 8.5%
-------------------------------------

             CHEMICALS -- 4.1%
    240,000  Albemarle Corp.                          6,800,964      6,960,000
    172,900  Engelhard Corp.                          3,933,716      5,167,981
     62,000  Minerals
               Technologies Inc.                      2,497,726      3,540,200
                                                   ------------   ------------
                                                     13,232,406     15,668,181

             CONTAINER & PACKAGING -
               PAPER & PLASTIC -- 4.4%
    306,000  AptarGroup, Inc.                        10,236,012     11,750,400
    215,000  Spartech Corp.                           4,639,429      5,353,500
                                                   ------------   ------------
                                                     14,875,441     17,103,900

PRODUCER DURABLES SECTOR -- 7.4%
--------------------------------

             BUSINESS EQUIPMENT -- 1.7%
    200,000  Global Imaging
               Systems, Inc.*<F2>                     4,705,762      6,644,000

             MACHINERY-INDUSTRIAL/SPECIALTY -- 5.7%
    256,000  Albany
               International Corp.                    7,849,011      6,883,840
    176,000  IDEX Corp.                               5,944,884      7,652,480
    188,400  York International Corp.                 7,140,826      7,406,004
                                                   ------------   ------------
                                                     20,934,721     21,942,324

TECHNOLOGY SECTOR -- 5.2%
-------------------------

             COMPUTER SERVICES SOFTWARE & SYSTEMS -- 5.2%
    524,400  The BISYS Group, Inc.*<F2>               7,548,789      8,788,944
    294,000  Imation Corp.                           10,467,341     11,060,280
                                                   ------------   ------------
                                                     18,016,130     19,849,224

TRANSPORTATION SECTOR -- 0.9%
-----------------------------

             TRUCKING -- 0.9%
    183,500  Werner Enterprises, Inc.                 3,575,701      3,477,325

UTILITIES SECTOR -- 1.4%
------------------------

             TELECOMMUNICATION -- 1.4%
    134,500  Commonwealth
               Telephone
               Enterprises, Inc.*<F2>                 5,502,796      5,515,845
                                                   ------------   ------------
                 Total common stocks                284,104,118    332,729,784

 Principal
   Amount
 ---------
SHORT-TERM INVESTMENTS -- 12.7% (A)<F3>

             VARIABLE RATE DEMAND NOTES -- 12.7%
$ 5,695,003  American Family
               Financial Services                     5,695,003      5,695,003
 27,295,732  U.S. Bank, N.A.                         27,295,732     27,295,732
 15,886,923  Wisconsin Corporate
               Central Credit Union                  15,886,923     15,886,923
                                                   ------------   ------------
                 Total short-term
                   investments                       48,877,658     48,877,658
                                                   ------------   ------------
                 Total investments                 $332,981,776    381,607,442
                                                   ------------
                                                   ------------
             Cash and receivables, less
               liabilities -- 0.7% (A)<F3>                           2,610,388
                                                                  ------------
                 NET ASSETS                                       $384,217,830
                                                                  ------------
                                                                  ------------
             Net Asset Value Per Share
               ($0.01 par value, indefinite
               shares authorized), offering
               and redemption price
               ($384,217,830 / 16,582,193
               shares outstanding)                                      $23.17
                                                                        ------
                                                                        ------

  *<F2>   Non-income producing security.
(a)<F3>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund, Inc.
STATEMENT OF OPERATIONS
For the Six Month Period Ending March 31, 2004 (Unaudited)

INCOME:
   Dividends                                                       $ 1,239,796
   Interest                                                            142,224
                                                                   -----------
       Total income                                                  1,382,020
                                                                   -----------

EXPENSES:
   Management fees                                                   1,580,953
   Transfer agent fees                                                 147,519
   Administrative services                                              86,548
   Registration fees                                                    43,807
   Printing and postage expense                                         42,340
   Custodian fees                                                       35,844
   Professional fees                                                    26,969
   Board of Directors fees                                               5,000
   Other expenses                                                        3,521
                                                                   -----------
       Total expenses                                                1,972,501
                                                                   -----------
NET INVESTMENT LOSS                                                   (590,481)
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS                                    11,993,335
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              30,296,183
                                                                   -----------
NET GAIN ON INVESTMENTS                                             42,289,518
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $41,699,037
                                                                   -----------
                                                                   -----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2004 (Unaudited) and For the Year Ended September 30, 2003

                                                                                           2004                 2003
                                                                                        ----------           ----------
OPERATIONS:
   Net investment loss                                                                  $   (590,481)       $   (650,203)
   Net realized gain on investments                                                       11,993,335           6,043,991
   Net increase in unrealized appreciation on investments                                 30,296,183          16,642,461
                                                                                        ------------        ------------
       Net increase in net assets resulting from operations                               41,699,037          22,036,249
                                                                                        ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains ($0.48428 per share)                             (5,724,994)                 --
                                                                                        ------------        ------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (6,772,829 and 6,733,392 shares, respectively)            149,632,323         130,037,819
   Net asset value of shares issued in distributions (259,919 shares)                      5,514,081                  --
   Cost of shares redeemed (1,291,682 and 1,264,001 shares, respectively)                (28,821,507)        (23,491,080)
                                                                                        ------------        ------------
       Net increase in net assets derived from Fund share activities                     126,324,897         106,546,739
                                                                                        ------------        ------------
       TOTAL INCREASE                                                                    162,298,940         128,582,988
NET ASSETS AT THE BEGINNING OF THE PERIOD                                                221,918,890          93,335,902
                                                                                        ------------        ------------
NET ASSETS AT THE END OF THE PERIOD                                                     $384,217,830        $221,918,890
                                                                                        ------------        ------------
                                                                                        ------------        ------------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Common Stock Fund, Inc.
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                            (UNAUDITED)
                                         FOR THE SIX MONTH
                                           PERIOD ENDING                          YEARS ENDED SEPTEMBER 30,
                                             MARCH 31,         ----------------------------------------------------------------
                                                2004           2003           2002           2001           2000           1999
                                                ----           ----           ----           ----           ----           ----

PER SHARE OPERATING
  PERFORMANCE:

Net asset value, beginning of period           $20.47         $17.38         $19.60         $18.77         $16.32         $18.49

Income from investment operations:
   Net investment (loss) income                 (0.04)*<F6>    (0.09)*<F6>    (0.01)*<F6>     0.00          (0.03)         (0.03)
   Net realized and unrealized
      gains on investments                       3.22           3.18           0.47**<F7>     1.90           2.91           2.57
                                               ------         ------         ------         ------         ------         ------
Total from investment operations                 3.18           3.09           0.46           1.90           2.88           2.54

Less distributions:
   Dividends from net investment income            --             --             --             --             --             --
   Distributions from net realized gains        (0.48)            --          (2.68)         (1.07)         (0.43)         (4.71)
                                               ------         ------         ------         ------         ------         ------
Total from distributions                        (0.48)            --          (2.68)         (1.07)         (0.43)         (4.71)
                                               ------         ------         ------         ------         ------         ------
Net asset value, end of period                 $23.17         $20.47         $17.38         $19.60         $18.77         $16.32
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------

TOTAL INVESTMENT RETURN                        15.78%(1)<F4>  17.78%          2.18%         10.99%         18.35%         16.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)        384,218        221,919         93,336         52,049         47,015         39,115
Ratio of expenses to average net assets         1.25%(2)<F5>   1.25%          1.14%          1.23%          1.25%          1.26%
Ratio of net investment (loss) income
  to average net assets                        (0.37%)(2)<F5> (0.46%)        (0.03%)         0.00%         (0.20%)        (0.19%)
Portfolio turnover rate                         23.1%          34.0%          28.8%          46.8%          46.7%          75.9%

(1)<F4>   Not Annualized.
(2)<F5>   Annualized.
  *<F6> In 2004, 2003 and 2002, net investment loss per share is calculated using average shares outstanding.
 **<F7> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
March 31, 2004 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the FMI Common Stock Fund, Inc. (the "Fund"), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of Wisconsin on July 29, 1981. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates market value. For financial reporting purposes, investment transactions are recorded on trade date.

     (b) Net realized gains and losses on common stock are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund paid FMI, for the period from October 1, 2002 through January 31, 2003, a monthly management fee at the annual rate of 1% of the daily net assets up to and including $30,000,000 and 0.75% of the daily net assets of the Fund in excess of $30,000,000. Effective February 1, 2003, the Fund will pay FMIa monthly management fee at the annual rate of 1% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.1% of the daily net assets up to and including $30,000,000 and 0.05% of the daily net assets of the Fund in excess of $30,000,000.

          Under the management agreement, FMI will reimburse the Fund for expenses over 1.3% of the daily net assets of the Fund. No such reimbursements were required for the six month period ending March 31, 2004.

(3)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders at least annually. On December 29, 2003, the Fund distributed $21,288 from net short-term realized gains ($0.00146 per share) and $760,665 from long-term realized gains ($0.05217 per share). The distributions were paid on December 30, 2003 to shareholders of record on December 26, 2003.

(4)  INVESTMENT TRANSACTIONS --

          For the six month period ending March 31, 2004, purchases and proceeds of sales of investment securities (excluding short-term investments) were $156,494,350 and $63,582,736, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of March 31, 2004, liabilities of the Fund included the following:

            Payable to FMI for management and administrative fees     $333,371
            Payable to shareholders for redemptions                      3,583
            Other liabilities                                          135,851

(6)  SOURCES OF NET ASSETS --

          As of March 31, 2004, the sources of net assets were as follows:

            Fund shares issued and outstanding                    $324,465,063
            Net unrealized appreciation on investments              48,625,666
            Undistributed net realized gains on investments         11,127,101
                                                                  ------------
                                                                  $384,217,830
                                                                  ------------
                                                                  ------------

(7)  INCOME TAX INFORMATION --

          The following information for the Fund is presented on an income tax basis as of March 31, 2004:

                                GROSS           GROSS        NET UNREALIZED
                COST OF       UNREALIZED      UNREALIZED      APPRECIATION
              INVESTMENTS    APPRECIATION    DEPRECIATION    ON INVESTMENTS
              -----------    ------------    ------------    --------------
              $333,065,881   $52,688,557      $4,146,996       $48,541,561

          The following information for the Fund is presented on an income tax basis as of September 30, 2003:

                           GROSS          GROSS       NET UNREALIZED    DISTRIBUTABLE   DISTRIBUTABLE
           COST OF       UNREALIZED     UNREALIZED     APPRECIATION       ORDINARY        LONG-TERM
         INVESTMENTS    APPRECIATION   DEPRECIATION   ON INVESTMENTS       INCOME       CAPITAL GAINS
         -----------    ------------   ------------   --------------    -------------   -------------
         $197,561,531   $26,145,758     $7,900,381      $18,245,377       $916,901        $4,025,963

          The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

          The tax components of dividends paid during the years ended September 30, 2003 and 2002, capital loss carryovers as of September 30, 2003, and tax basis post-October losses as of September 30, 2003, which are not recognized for tax purposes until the first day of the following fiscal year are:

                             SEPTEMBER 30, 2003                              SEPTEMBER 30, 2002
        -----------------------------------------------------------     -----------------------------
           ORDINARY      LONG-TERM     NET CAPITAL                        ORDINARY        LONG-TERM
            INCOME     CAPITAL GAINS       LOSS        POST-OCTOBER        INCOME       CAPITAL GAINS
        DISTRIBUTIONS  DISTRIBUTIONS    CARRYOVERS        LOSSES        DISTRIBUTIONS   DISTRIBUTIONS
        -------------  -------------    ----------     ------------     -------------   -------------
              $0             $0             $0              $0            $559,512        $6,851,036

          The Fund has utilized $440,699 of its post-October losses from the prior year to offset current year net capital gains.

          Since there were no ordinary distributions paid for the year ended September 30, 2003, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders.

                          FMI COMMON STOCK FUND, INC.
                           100 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202
                              www.fiduciarymgt.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                 PAUL S. SHAIN
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                           100 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                              INDEPENDENT AUDITORS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Common Stock Fund unless accompanied or preceded by the Fund's current prospectus. Performance data quoted represents past
                                  ---------------------------------------
performance; past performance does not guarantee future results. The investment
---------------------------------------------------------------
return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fiduciarymgt.com.

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

None.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The disclosure controls and procedures of the FMI Common Stock Fund, Inc. are periodically evaluated. As of April 12, 2004, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b) The internal controls of the FMI Common Stock Fund, Inc. are periodically evaluated. Since, April 12, 2004, the date of the last evaluation, there have been no significant changes in the FMI Common Stock Fund's internal controls or in other factors that could have had a significant effect on such controls. There have also been no significant deficiencies or material weaknesses identified since the last evaluation that required any corrective action.

ITEM 11. EXHIBITS.
------------------

(a)  Any code of ethics or amendment thereto.  Not applicable.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     FMI Common Stock Fund, Inc.
     ---------------------------
     Registrant

     By  /s/ Ted D. Kellner
         -------------------------------------------
         Ted D. Kellner, Principal Executive Officer

     Date   5-19-04
           ----------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     FMI Common Stock Fund, Inc.
     ---------------------------
     Registrant

     By  /s/ Ted D. Kellner
         --------------------------------------------
         Ted D. Kellner,  Principal Financial Officer

     Date   5-19-04
           ----------------------------------